Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM T-1

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)

WELLS FARGO BANK, NATIONAL ASSOCIATION

(Exact name of trustee as specified in its charter)

A National Banking Association	94-1347393
(Jurisdiction of incorporation or	(I.R.S. Employer
organization if not a U.S. national	Identification No.)
bank)

101 North Phillips Avenue
Sioux Falls, South Dakota	57104
(Address of principal executive offices)	(Zip code)

Wells Fargo & Company
Law Department, Trust Section

MAC N9305-175

Sixth Street and Marquette Avenue, 17th Floor

Minneapolis, Minnesota 55479

(612) 667-4608

(Name, address and telephone number of agent for service)

Rockwood Holdings, Inc.

(Exact name of obligor as specified in its charter)

Delaware	52-2277366
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

100 Overlook Center
Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip code)

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Registrant as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, of Registrant’s Principal Executive Offices
CeramTec North America Corporation	Delaware	52-1708698	One Technology Place Lauren, SC 29360
Chemetall Corporation	Delaware	22-3140731	675 Central Avenue New Providence, NJ 07974
Chemetall US, Inc.	Delaware	13-3218362	675 Central Avenue New Providence, NJ 07974
Chemical Specialties, Inc.	North Carolina	56-0751521	5910 Pharr Mill Road Harrisburg, NC 28075
Durawear Corporation	Delaware	58-2469668	2598 Alton Road Birmingham, AL 35210
Excalibur Realty Company	Delaware	26-0787531	7101 Muirkirk Road Beltsville, MD 20705
Foote Chile Holding Company	Delaware	84-1468876	348 Holiday Inn Drive Kings Mountain, NC 28086
Pool Spa Holdings, Inc.	Delaware	58-2206931	c/o C T Corporation System 1209 Orange Street Wilmington, DE 19801
Rockwood Lithium Inc.	Delaware	51-0380781	348 Holiday Inn Drive Kings Mountain, NC 28086
Rockwood Pigments NA, Inc.	Delaware	06-0850804	7101 Muirkirk Road Beltsville, MD 20705
Rockwood Specialties Inc.	Delaware	22-2269008	100 Overlook Center Princeton, NJ 08540
Rockwood Specialties Group, Inc.	Delaware	52-2277390	7101 Muirkirk Road Beltsville, MD 20705
Southern Clay Products, Inc.	Texas	74-120395	11719 Bee Cave Road, Suite 102 Austin, TX 78757
Southern Color N.A., Inc.	Delaware	36-4521192	7 Swisher Drive Cartersville, GA 30120

Debt Securities

(Title of the indenture securities)

Item 1.             General Information.  Furnish the following information as to the trustee:

(a)                                  Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency

Treasury Department

Washington, D.C.

Federal Deposit Insurance Corporation

Washington, D.C.

Federal Reserve Bank of San Francisco

San Francisco, California 94120

(b)                                 Whether it is authorized to exercise corporate trust powers.

The trustee is authorized to exercise corporate trust powers.

Item 2.             Affiliations with Obligor.  If the obligor is an affiliate of the trustee, describe each such affiliation.

None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee.                                                         Not applicable.

Item 16.  List of Exhibits.                                                           List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1.                                                A copy of the Articles of Association of the trustee now in effect.*

Exhibit 2.                                                A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**

Exhibit 3.                                                See Exhibit 2

Exhibit 4.                                                Copy of By-laws of the trustee as now in effect.***

Exhibit 5.                                                Not applicable.

Exhibit 6.                                                The consent of the trustee required by Section 321(b) of the Act.

Exhibit 7.                                                A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8.                                                Not applicable.

Exhibit 9.                                                Not applicable.

*                 Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form S-4 dated December 30, 2005 of file number 333-130784-06.

**          Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of file number 022-28721.

*** Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form S-4 dated May 26, 2005 of file number 333-125274.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 14th day of September, 2012.

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ Raymond Delli Colli
Raymond Delli Colli
Vice President

EXHIBIT 6

September 14, 2012

Securities and Exchange Commission

Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ Raymond Delli Colli
Raymond Delli Colli
Vice President